                            AMENDED AND RESTATED 1996
                        U.S. INTERACTIVE, INC. (FORMERLY
                            DIGITAL EVOLUTION, INC.)
                                STOCK OPTION PLAN


         1.       Purpose

         This Stock Option Plan for U.S. Interactive, Inc., successor by Merger to Digital Evolution, Inc. (the "Company") is intended to provide incentive to directors, officers and key employees of the Company and its Subsidiaries by providing those persons with opportunities to purchase shares of the Company's Common Stock under (a) Incentive Stock Options and (b) other stock options.

         2.       Definitions

         Except as otherwise expressly provided herein or unless the context otherwise requires, as used in this Plan, the following words and phrases shall have the meanings set forth in this Section 2.

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (c) "Common Stock" shall mean .9901 of a share of the authorized but unissued Common Stock, $.001 par value per share, of the Company.

                  (d) "Company" shall mean U.S. Interactive, Inc. (successor by merger to Digital Evolution, Inc.), the employer which has established this Plan.

                  (e) "Fair Market Value" per share as of a particular date shall mean (i) the closing sales price per share of Common Stock on the principal national securities exchange, if any, on which the Common Stock shall then be listed for the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the Common Stock is not then listed on a national securities exchange, the last sales price per share of Common Stock entered on a national inter-dealer quotation system for the last preceding date on which there was a sale of such Common Stock on such national inter-dealer quotation system, or (iii) if no closing or last sales price per share of Common Stock is entered on a national inter-dealer quotation system, the average of the closing bid and asked prices for the Common Stock in the over-the-counter market for the last preceding date on which there was a quotation for such Common Stock in such market or (iv) if no price can be determined under the preceding alternatives, then the price per share as determined by the Committee in good faith.

                  (f) "Incentive Stock Option" shall mean one or more options to purchase Common Stock which, at the time such options are granted under this Plan or any other such plan of the Company, qualify as incentive stock options under Section 422 of the Code.

                  (g) "IPO" shall mean the initial public offering of the Company's Common Stock.

                  (h) "Non-Incentive Stock Option" shall mean any option or options that are not Incentive Stock Options.

                  (i) "Option" shall mean any option, including any SAR, Incentive Stock Option or other option issued pursuant to this Plan.

                  (j) "Optionee" shall mean any person to whom an Option is granted under this Plan.

                  (k) "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of granting an Option, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  (l) "Plan" shall mean this Stock Option Plan.

                  (m) "Reliance Period Termination Date" shall mean the date that is the earlier of:

                           (1) The date of expiration or termination of the
                           Plan:

                           (2) The date of any material modification of the Plan, within the meaning of Treasury Regulation section 1.162-27(h)(1)(iii) that occurs on or after the date of the IPO;

                           (3) The first date as of which all Options provided for under the Plan have been issued; and

                           (4) The date of the first meeting of shareholders of the Company at which Directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the IPO occurs.

                  (n) "Stock Appreciation Right" or "SAR" shall mean a right included in an award under this Plan to receive upon exercise of the SAR a payment equal to the amount of the appreciation in the Fair Market Value of a share of Common Stock above the exercise price which is set forth in the SAR, provided that the exercise price is not less than the Fair Market Value of a share of Common Stock on the date the SAR is granted. Payment upon exercise of an SAR may be awarded separately or in combination with other awards and Options under this Plan.

                  (o) "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  (p) "Ten Percent Shareholder" shall mean an Optionee who, at the time an Option is granted, owns directly or indirectly (within the meaning of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Parent or a Subsidiary.

         3.       General Administration

                  (a) The Plan shall be administered by the Compensation Committee (the "Committee"), consisting of not less than two of the then members of the Board of Directors who qualify as "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Exchange Act and as "outside directors" within the meaning of Section 162(m) of the Code.

                  (b) The Committee shall have the authority in its discretion, subject to the terms and conditions hereof, to administer this Plan and to exercise all the powers and authorities either specifically granted to it hereunder or that are necessary or that are advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to determine the purchase price of shares of Common Stock covered by each Option (the "Option Price"); to determine the persons to whom, and the time or times at which, Options shall be granted; to determine the number of shares of Common Stock to be covered by each Option; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; and to determine the terms and provisions of the Option agreements (which need not be identical) entered into in connection with Options granted under the Plan ("Option Agreements").

                   (c) The Board shall fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee and may at any time, under the terms and conditions of the Company's Bylaws, remove one or more Committee members and substitute others.

                  (d) No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to this Plan or any Option granted hereunder.


         4.       Granting of Options.

                  Options may be granted under this Plan at any time prior to November 5, 2006.

         5.       Eligibility.

                  (a) Options may be granted to any director, officer or key employee of the Company or any Parent or Subsidiary. In determining from time to time the officers and employees to whom Options shall be granted and the number of shares of Common Stock to be covered by each Option, the Committee shall consider the duties of the respective officers and employees, their present and potential contributions to the success of the Company and its Parent or Subsidiaries and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

                  (b) At the time each Option is granted under the Plan the Committee shall determine whether such Option is to be designated as an Incentive Stock Option. Incentive Stock Options shall not be granted to a director who is not an employee of the Company.

                  (c) An Option designated an Incentive Stock Option can, prior to its exercise, be changed to a non-incentive Option if the Optionee consents to amend his Option Agreement to provide that the exercise period of such Option will be governed by
                  Section 7(f)(2) hereof.

         6.       Stock

                  (a) The stock subject to the Options shall be shares of Common Stock. Such shares may, in whole or in part, be authorized but unissued shares contributed directly by the Company or shares which shall have been or which may be acquired by the Company. The aggregate number of shares of Common Stock for which Options may be granted from time to time under this Plan shall be 1,054,688 shares (determined after the July 2, 1998 merger of Digital Evolution, Inc. with and into the Company), subject to adjustment as provided in Section 7(h) hereof. The maximum number of shares that may be granted in any calendar year to an employee shall be 1,054,688 shares (determined after the July 2, 1998 merger of Digital Evolution, inc. with and into the Company), subject to adjustment as provided in Section 7(h) hereof.

                  (b) If any outstanding Option under the Plan for any reason expires or is terminated without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such Option shall (unless this Plan shall have been terminated) become available for subsequent grants of Options hereunder.

         7.       Terms and Conditions of Options

         Each Option granted pursuant to this Plan shall be evidenced by one or more Option Agreements in such forms as the Committee may from time to time approve. Options shall comply with and be subject to the following terms and conditions:

                  (a) Incentive Stock Option Price. Each Incentive Stock Option shall state the Option Price, which, shall be not less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock on the date of grant of the Option; provided, however, in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, the Option Price shall not be less than one hundred ten percent (110%) of such Fair Market Value. The Option Price shall be subject to adjustment as provided in Section 7(h) hereof. The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted.

                  (b) Non-Incentive Stock Option Price. Each Option that is not an Incentive Stock Option shall state the Option Price. In the case of Non-Incentive Stock Options granted before the date of the IPO, or on or after the date of the IPO but on or before the Reliance Period Termination Date, the Option Price shall not be less than fifty percent (50%) of the Fair Market Value of the shares of Common Stock on the date of grant of the Option. In the case of Non-Incentive Stock Options granted after the date of the IPO and after the Reliance Period Termination Date, the Option Price shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock on the date of grant of the Option. The Option Price shall be subject to adjustment as provided in Section 7(h) hereof. The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted.

                  (c) Restrictions. Any Common Stock issued under this Plan may contain restrictions and limitations including, but not limited to, limitations on transferability that may constitute substantial risks of forfeiture, as the Committee may determine.

                  (d) Value of Shares. Options may be granted to any eligible person for shares of Common Stock of any value, provided that the aggregate Fair Market Value (determined at the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all the plans of the Company, its Parent and its Subsidiaries) shall not exceed $100,000.

                  (e) Medium and Time of Payment. The Option Price shall become immediately due upon exercise of the option and shall be payable in one or more of the forms specified below:

                           (1)      cash; or,

                           (2) with the approval of the Committee, in shares of Common Stock having a Fair Market Value in the aggregate equal to such Option Price or in a combination of cash and such shares; or

                           (3) to the extent the Option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Company-designated brokerage firm to effect the immediate sale of the purchased shares of Common Stock and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares of Common Stock plus all applicable federal, state and local income and employment taxes required to be withheld by the Company by reason of such exercise and (b) the Company to deliver the certificates for the purchased shares of Common Stock directly to such brokerage firm in order to complete the sale.

         Except to the extent such sale and remittance procedure is utilized, payment of the Option Price must be made in full, at the time of exercise.

                  (f)      Term and Exercise of Options.

                           (1) Incentive Stock Options. Incentive Stock Options shall be exercisable over the exercise period specified by the Committee in an Option Agreement, but in no event shall such period exceed ten (10) years from the date of the grant of each such Incentive Stock Option; provided, however, that in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, the exercise period shall not exceed five (5) years from the date such Option is granted. An Incentive Stock Option may be exercised, as to any or all full shares of Common Stock as to which the Incentive Stock Option has become exercisable, by giving written notice of such exercise to the Committee; provided, that an Incentive Stock Option may not be exercised at any one (1) time for less than one hundred (100) shares of Common Stock (or such number of shares as to which the Incentive Stock Option is then exercisable if such number of shares is less than 100).

                           (2) Non-Incentive Stock Options. Options which have not been designated by the Committee as Incentive Stock Options shall be exercisable for a period of ten (10) years after the date of grant.

                  (g) NonTransferability of Options. Options granted under this Plan are not transferable other than by will or by the laws of descent and distribution, and, during Optionee's lifetime, Options may be exercised only by the Optionee.

                  (h)      Effect of Certain Changes.

                           (1) If there is any change in the number of shares of Common Stock through the declaration of stock dividends, recapitalization resulting in stock splits, or combinations or exchanges of such shares, then the number of shares of Common Stock available for Options, the number of such shares covered by outstanding Options, and the Option Price of such Options shall be proportionately adjusted to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

                           (2) In the event of a proposed dissolution or liquidation of the Company, each Option granted under this Plan shall terminate as of a date to be fixed by the Committee, provided, however, that each Optionee shall have the right, immediately prior to such termination, to exercise the Options as to all or any part of the shares of Common Stock covered thereby, including shares as to which such Options would not otherwise be exercisable.

                           (3) In the event of any merger, consolidation or reorganization of the Company, the Committee shall promptly make an appropriate adjustment to the number and class of shares of Common Stock available for Options, and to the amount and kind of shares or other securities or property receivable upon exercise of any outstanding Options after the effective date of such transaction, and the price thereof (subject to the limitations of Section 424 of the Code), to preserve each Optionee's proportionate interest therein and to preserve unchanged the aggregate Option Price.

                           (4) In the event of a change in the Common Stock as presently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value or, if such shares have a par value, then with a different par value, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan.

                           (5) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Option granted pursuant to this Plan and designated an Incentive Stock Option shall not be adjusted in a manner that causes the Option to fail to continue to qualify as an Incentive Stock Option within the meaning of
                           Section 422 of the Code.

                           (6) Except as expressly provided in this Section 7(h), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation, and any issue by the Company of shares of stock of any class, or securities convertible into or exchangeable for shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Option Price of shares of Common Stock subject to an Option. The grant of an Option pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, or dissolve, liquidate, sell or transfer all or any part of its business or assets.

                  (i) Rights as a Shareholder. An Optionee or a transferee of an Option shall have no rights as a shareholder with respect to any shares covered by an Option until the date of the issuance of a stock certificate to such Optionee for such shares. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 7(h) hereof.

                   (j) Standoff Provision. The Option Agreements shall contain a provision stating that Optionee shall not sell any of the Common Stock received under this Plan for a period of at least one hundred eighty (180) days after the effective date of an IPO.

                  (k) Other Provisions. The Option Agreements authorized under this Plan shall contain such other provisions, including, without limitation, (i) the imposition of restrictions upon the exercise of an Option and (ii) the inclusion of any condition not inconsistent with such Option qualifying as an Incentive Stock Option, as the Committee shall deem advisable, including provisions with respect to compliance with federal and applicable state securities laws.

         8.       Agreement by Optionee Regarding Withholding Taxes

                  (a) No later than the date of exercise of any Option granted hereunder, the Optionee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state and/or local taxes of any kind required by law to be withheld upon the exercise of such Option, and

                  (b) The Company shall, to the extent permitted or required by law, have the right to deduct from any payment of any kind otherwise due to the Optionee any federal, state and/or local taxes of any kind required by law to be withheld upon the exercise of such Option.

         9.       Term of Plan

         Options may be granted pursuant to this Plan from time to time within a period of ten (10) years from the date on which this Plan is adopted by the Board, provided that no Options granted under this Plan shall become exercisable unless and until this Plan shall have been approved by the Company's shareholders.

         10.      Savings Clause

         Notwithstanding any other provision hereof, this Plan is intended to qualify as a plan pursuant to which Incentive Stock Options may be issued under
Section 422 of the Code. If this Plan or any provision of this Plan shall be held to be invalid or to fail to meet the requirements of Section 422 of the Code or the regulations promulgated thereunder, such invalidity or failure shall not affect the remaining parts of this Plan, but rather it shall be construed and enforced as if the Plan or the affected provision thereof, as the case may be, complied in all respects with the requirements of Section 422 of the Code.

         11.      Amendment and Termination of the Plan

The Committee may at any time and from time to time suspend, terminate, modify or amend this Plan, provided that any amendment that would increase the aggregate number of shares of Common Stock as to which Options may be granted under this Plan or the maximum number that may be granted to any individual person shall be subject to the approval of the holders of a majority of the Common Stock issued and outstanding, except that any such increase or modification that may result from adjustments authorized by Section 7(h) hereof shall not require such approval. Except as provided in Section 7 hereof, no suspension, termination, modification or amendment of this Plan may adversely affect any Option previously granted unless the written consent of the Optionee is obtained.

                             DIGITAL EVOLUTION, INC.
                                OPTION AGREEMENT




         Date of Grant: March 10, 1998


         This Agreement (the "Agreement") dated as of the date of grant first stated above (the "Date of Grant"), is entered into between Digital Evolution, Inc., a California corporation ("Digital"), and Eric Pulier (the "Optionee"), who is an employee of Digital.


         WHEREAS, the Board of Directors of Digital (the "Board") on November 5, 1996, adopted, and the Shareholders approved, the Digital Evolution, Inc. 1996 Stock Option Plan (the "Plan");


         WHEREAS, the plan provides for the granting of stock options by Digital to employees of Digital or any subsidiaries to purchase, or to exercise certain rights with respect to, shares of Class B Common Stock, no par value, of Digital (the "Stock"), in accordance with the terms and provisions thereof;


         WHEREAS, the Board considers the Optionee to be a person who is eligible for a grant of Incentive Stock Options under the Plan, and has determined that it would be in the best interests of Digital to grant the options documented herein; and


         WHEREAS, capitalized terms used but not defined herein have the meanings ascribed thereto in the Plan.


         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.       Grant of Option.

a. Subject to the terms and conditions of the Plan or hereinafter set forth Digital, with the approval and at the direction of the Board, hereby grants to the Optionee, as of the Date of Grant, an Option to purchase up to 58,950 shares of Stock at an Option Price of $2.97 per share (the "Option Price"). Such option is hereinafter referred to as the "Option" and the shares of stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the "Option Shares."

b. Subject to any earlier vesting pursuant to Section 7(b) of that certain employment agreement dated November 14,1996 by and between Digital and the Optionee (as amended from time to time, the "Employment Agreement"), this Option shall vest and become exercisable on December 31, 1999, if and only if the Employment Agreement had not been terminated to Section 7(a) thereof prior to such date.

2.       Termination of Option.

a. The Option and all rights with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of five (5) years from the vesting date (the "Option Term").

b. Subject to any contrary provisions of the Employment Agreement, including, without limitation, Sections 6(c), (d), (e) and (f) thereof, if the Optionee voluntarily or involuntarily ceases to be employed by the Employer prior to the date of vesting of any of the Options, any unvested Options shall terminate immediately upon such termination of the Optionee's employment and such unvested Options shall become null and void.

c. In the event of the death of the Optionee, the Option may be exercised by the Optionee's estate or by a person who acquires the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within the sooner of the remaining Option Term of the Option and one year after the Optionee's death.

3.       Exercise of Options.

a. The Optionee may exercise the Option with respect to all or any part of the number of Option Shares then exercisable hereunder by giving the Secretary of Digital written notice of intent to exercise. The notice of exercise shall specify the number of Option Shares as to which the Optionee is exercising and the date of exercise thereof, which date shall be at least five (5) days after the giving of such notice unless an earlier time shall have been mutually agreed upon.

b. Full payment (in U.S. dollars) by the Optionee of the Option Price for the Option Shares purchased shall be made on or before the exercise date specified in the notice of exercise in cash, or, with the prior written consent of the Board, which may be granted or withheld in the Board's sole discretion, in whole or in part through the surrender of previously acquired shares of Stock at the Fair Market Value thereof on the exercise date.


         On the exercise date specified in the Optionee's notice or as soon thereafter as is practicable, Digital shall cause to be delivered to the Optionee, a certificate or certificates for the Option Shares then being purchased (out of theretofore authorized and unissued Stock or Treasury Stock, as Digital may elect) upon full payment for such Option Shares in accordance with the terms of the Plan and this Agreement. The obligation of Digital to deliver Stock shall, however, be subject to the condition that if at any time the Board shall determine in its discretion that the listing, registration or qualification of the Option or the Option Shares upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental or regulatory body, or an agreement by the Optionee with respect to the disposition of Option Shares, is necessary or desirable as a condition of, or in connection with, the Option or the issuance or purchase of Stock thereunder, the Option may not be exercised in whole or in part until such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Board, and, if it would otherwise expire, the term of the Option shall be extended until thirty
(30) days after receipt by Optionee of the foregoing.

c. If the Optionee fails to pay for any of the Option Shares specified in such notice or fails to accept delivery thereof, the Optionee's right to purchase such Option Shares may be terminated by Digital. The date specified in the Optionee's notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date.

d. The Optionee shall not sell any of the Common Stock received under this Option Agreement during the period from the closing of an initial public offering of the Company's Common Stock through the day that is one hundred eighty (180) days from such date.

4.       Non-Assignability of Option.


         The Option is not assignable or transferable by the Optionee except by will or by the laws of descent and distribution. During the life of the Optionee, the Option is exercisable only by the Optionee or by the Optionee's guardian or legal representative.

5.       Employment Not Affected.


         Nothing in the Plan or this Agreement shall confer upon the Optionee the right to continue in the employment of Digital or affect any right which Digital has to terminate the employment of the Optionee.

6.       Stock for Investment.


         The Optionee shall upon each exercise of a part or all of the Option represent and warrant that his purchase of Stock pursuant to such Option is for investment only, for the Optionee's account only and not with a view to any distribution thereof.

7. Rights as a Shareholder.


         The Optionee shall have no rights as a shareholder of Digital unless and until certificates for shares of Stock are issued to him.

8.       Notice.


         Any notice to Digital provided for in this instrument shall be addressed to it in care of its Secretary at its executive offices at 11911 San Vicente Blvd., Suite 225, Los Angeles, CA 90048, and any notice to the Optionee shall be addressed to the Optionee at the current address shown on the payroll records of the Employer. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

9.       Incorporation of Plan by Reference.


         The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan.

10.      Governing Law.


         The validity, construction, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the law of the State of California, except to the extent preempted by federal law, which shall to the extent govern.





         IN WITNESS WHEREOF, Digital has caused its duly authorized officers to execute and attest this Agreement, and to apply the corporate seal hereto, and the Optionee has placed his or her signature hereon, effective as of the Date of Grant.




Attest:                                       DIGITAL EVOLUTION, INC.

         [illegible signature]       By:               /s/
                                                       Eric Pulier
                                                       President

         [illegible signature]                         /s/
Eric Pulier

                             DIGITAL EVOLUTION, INC.


                                OPTION AGREEMENT





         Date of Grant. April 1, 1998


         This Agreement (the "Agreement") dated as of the date of grant first stated above (the "Date of Grant"), is entered into between Digital Evolution, Inc., a California corporation ("Digital"), and John Shulman (the "Optionee"), who is a member of the Board of Directors of Digital.


         WHEREAS, the Board of Directors of Digital (the "Board") on November 5, 1996, adopted, and the Shareholders approved, the Digital Evolution, Inc. 1996 Stock Option Plan (the "Plan");


         WHEREAS, the plan provides for the granting of stock options by Digital to directors of Digital or any subsidiaries to purchase, or to exercise certain rights with respect to, shares of Class B Common Stock, no par value, of Digital (the "Stock"), in accordance with the terms and provisions thereof;


         WHEREAS, the Board considers the Optionee to be a person who is eligible for a grant of Non-Incentive Stock Options under the Plan, and has determined that it would be in the best interests of Digital to grant the options documented herein; and


         WHEREAS, capitalized terms used but not defined herein have the meanings ascribed thereto in the Plan.


         NOW, THEREFORE, the parties hereto, intending to be legally bound hereby agree as follows

1.       Grant of Option.

a. Subject to the terms and conditions of the Plan or hereinafter set forth, Digital, with the approval and at the direction of the Board, hereby grants to the Optionee, as of the Date of Grant, an Option to purchase up to 50,000 shares of Stock at an Option Price of $.70 per share (the "Option Price"). Such option is hereinafter referred to as the "Option" and the shares of stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the "Option Shares."

b. This Option shall vest and become exercisable with respect to all of the Option Shares if and only if the Optionee has been continuously present on the Board of Director of the Company from the Date of Grant through May 1, 1998.

2.       Termination of Option.

a. The Option and all rights with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of five (5) years from the vesting date (the "Option Term").

b. In the event Optionee voluntarily or involuntarily ceases to be a director prior to the date of vesting of any of the Options, any unvested Options shall terminate immediately upon such termination and such unvested Options shall be come null and void.

c. In the event of the death of the Optionee, the Option may be exercised by the Optionee's estate or by a person who acquires the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within the sooner of the remaining Option Term of the Option and one year after the Optionee's death.

3.       Exercise of Options.

a. The Optionee may exercise the Option with respect to all or any part of the number of Option Shares then exercisable hereunder by giving the Secretary of Digital written notice of intent to exercise. The notice of exercise shall specify the number of Option Shares as to which the Optionee is exercising and the date of exercise thereof, which date shall be at least five (5) days after the giving of such notice unless an earlier time shall have been mutually agreed upon.

b. Full payment (in U.S. dollars) by the Optionee of the Option Price for the Option Shares purchased shall be made on or before the exercise date specified in the notice of exercise in cash, or, with the prior written consent of the Board, which may be granted or withheld in the Board's sole discretion, in whole or in part through the surrender of previously acquired shares of Stock at the Fair Market Value thereof on the exercise date.


         On the exercise date specified in the Optionee's notice or as soon thereafter as is practicable, Digital shall cause to be delivered to the Optionee, a certificate or certificates for the Option Shares then being purchased (out of theretofore authorized and unissued Stock or Treasury Stock, as Digital may elect) upon full payment for such Option Shares in accordance with the terms of the Plan and this Agreement. The obligation of Digital to deliver Stock shall, however, be subject to the condition that if at any time the Board shall determine in its discretion that the listing, registration or qualification of the Option or the Option Shares upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental or regulatory body, or an agreement by the Optionee with respect to the disposition of Option Shares, is necessary or desirable as a condition of, or in connection with, the Option or the issuance or purchase of Stock thereunder, the Option may not be exercised in whole or in part until such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Board, and, if it would otherwise expire, the term of the Option shall be extended until thirty
(30) days after receipt by Optionee of the foregoing.

c. If the Optionee fails to pay for any of the Option Shares specified in such notice or fails to accept delivery thereof, the Optionee's right to purchase such Option Shares may be terminated by Digital. The date specified in the Optionee's notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date.

d. The Optionee shall not sell any of the Common Stock received under this Option Agreement during the period from the closing of an initial public offering of the Company's Common Stock through the day that is one hundred eighty (180) days from such date.

4.       Non-Assignability of Option.


         The Option is not assignable or transferable by the Optionee except by will or by the laws of descent and distribution. During the life of the Optionee, the Option is exercisable only by the Optionee or by the Optionee's guardian or legal representative.

5.       Employment Not Affected.


         Nothing in the Plan or this Agreement shall confer upon the Optionee the right to continue in his capacity as a director of Digital or affect any right which Digital has to terminate the directorship of the Optionee.

6.       Stock for Investment.


         The Optionee shall upon each exercise of a part or all of the Option represent and warrant that his purchase of Stock pursuant to such Option is for investment only, for the Optionee's account only and not with a view to any distribution thereof.

7. Rights as a Shareholder.


         The Optionee shall have no rights as a shareholder of Digital unless and until certificates for shares of Stock are issued to him.

8.       Notice.


         Any notice to Digital provided for in this instrument shall be addressed to it in care of its Secretary at its executive offices at 11911 San Vicente Blvd., Suite 225, Los Angeles, CA 90048, and any notice to the Optionee shall be addressed to the Optionee at the current address shown on the payroll records of the Employer. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

9.       Incorporation of Plan by Reference.


         The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan.

10.      Governing Law.


         The validity, construction, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the law of the State of California, except to the extent preempted by federal law, which shall to the extent govern.


         IN WITNESS WHEREOF, Digital has caused its duly authorized officers to execute and attest this Agreement, and to apply the corporate seal hereto, and the Optionee has placed his or her signature hereon, effective as of the Date of Grant.




Attest:                                DIGITAL EVOLUTION, INC.


/s/ [illegible signature]             By:/s/ Eric Pulier
                                                President

/s/ [illegible signature]                       /s/ John D. Shulman

                                                Optionee

                             DIGITAL EVOLUTION, INC.
                                OPTION AGREEMENT




Date of Grant: April 17, 1997


         This Agreement (the "Agreement") dated as of the date of grant first stated above (the "Date of Grant"), is entered into between Digital Evolution, Inc., a California corporation ("Digital"), and Eric Pulier (the "Optionee"), who is an employee of Digital.


         WHEREAS, the Board of Directors of Digital (the "Board") on November 5, 1996, adopted, and the Shareholders approved, the Digital Evolution, Inc. 1996 Stock Option Plan (the "Plan");


         WHEREAS, the Plan provides for the granting of stock options by Digital to employees of Digital or any subsidiaries to purchase, or to exercise certain rights with respect to, shares of Class B Common Stock, no par value, of Digital (the "Stock"), in accordance with the terms and provisions thereof;


         WHEREAS, the Board considers the Optionee to be a person who is eligible for a grant of Incentive Stock Options under the Plan, and has determined that it would be in the best interests of Digital to grant the options documented herein; and


         WHEREAS, capitalized terms used but not defined herein have the meanings ascribed thereto in the Plan.


         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.       Grant of Option.

a. Subject to the terms and conditions of the Plan or hereinafter set forth, Digital, with the approval and at the direction of the Board, hereby grants to the Optionee, as of the Date of Grant, an Option to purchase up to 117,900 shares of Stock at an Option Price of $2.97 per share (the "Option Price"). Such option is hereinafter referred to as the "Option" and the shares of stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the "Option Shares."

b. Subject to any earlier vesting pursuant to Section 7(b) of that certain employment agreement dated November 14, 1996 by and between Digital and the Optionee (as amended from time to time, the "Employment Agreement"), this Option shall vest and become exercisable with respect to one-half of the Option Shares on December 31, 1997, if and only if the Employment Agreement had not been terminated pursuant to Section 7(a) thereof prior to such date.

c. Subject to any earlier vesting pursuant to Section 7(b) of the Employment Agreement, this Option shall vest and become exercisable with respect to an additional one-half of the Option Shares on December 31, 1998, if and only if the Employment Agreement had not been terminated pursuant to Section 7(a) thereof prior to such date.

2.       Termination of Option.

a. The Option and all rights with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of five (5) years from the vesting date (the "Option Term").

b. Subject to any contrary provisions of the Employment Agreement, including, without limitation, Sections 6(c), (d), (e) and (f) thereof, if the Optionee voluntarily or involuntarily ceases to be employed by the Employer prior to the date of vesting of any of the Options, any unvested Options shall terminate immediately upon such termination of the Optionee's employment and such unvested Options shall become null and void.

c. In the event of the death of the Optionee, the Option may be exercised by the Optionee's estate or by a person who acquires the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within the sooner of the remaining Option Term of the Option and one year after the Optionee's death.

3.       Exercise of Options.

a. The Optionee may exercise the Option with respect to all or any part of the number of Option Shares then exercisable hereunder by giving the Secretary of Digital written notice of intent to exercise. The notice of exercise shall specify the number of Option Shares as to which the Optionee is exercising and the date of exercise thereof, which date shall be at least five (5) days after the giving of such notice unless an earlier time shall have been mutually agreed upon.

b. Full payment (in U.S. dollars) by the Optionee of the Option Price for the Option Shares purchased shall be made on or before the exercise date specified in the notice of exercise in cash, or, with the prior written consent of the Board, which may be granted or withheld in the Board's sole discretion, in whole or in part through the surrender of previously acquired shares of Stock at the Fair Market Value thereof on the exercise date.


         On the exercise date specified in the Optionee's notice or as soon thereafter as is practicable, Digital shall cause to be delivered to the Optionee, a certificate or certificates for the Option Shares then being purchased (out of theretofore authorized and unissued Stock or Treasury Stock, as Digital may elect) upon full payment for such Option Shares in accordance with the terms of the Plan and this Agreement. The obligation of Digital to deliver Stock shall, however, be subject to the condition that if at any time the Board shall determine in its discretion that the listing, registration or qualification of the Option or the Option Shares upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental or regulatory body, or an agreement by the Optionee with respect to the disposition of Option Shares, is necessary or desirable as a condition of, or in connection with, the Option or the issuance or purchase of Stock thereunder, the Option may not be exercised in whole or in part until such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Board, and, if it would otherwise expire, the term of the Option shall be extended until thirty
(30) days after receipt by Optionee of the foregoing.

c. If the Optionee fails to pay for any of the Option Shares specified in such notice or fails to accept delivery thereof, the Optionee's right to purchase such Option Shares may be terminated by Digital. The date specified in the Optionee's notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date.

d. The Optionee shall not sell any of the Common Stock received under this Option Agreement during the period from the closing of an initial public offering of the Company's Common Stock through the day that is one hundred eighty (180) days from such date.

4.       Non-Assignability of Option.


         The Option is not assignable or transferable by the Optionee except by will or by the laws of descent and distribution. During the life of the Optionee, the Option is exercisable only by the Optionee or by the Optionee's guardian or legal representative.

5.       Employment Not Affected.


         Nothing in the Plan or this Agreement shall confer upon the Optionee the right to continue in the employment of Digital or affect any right which Digital has to terminate the employment of the Optionee.

6.       Stock for Investment.


         The Optionee shall upon each exercise of a part or all of the Option represent and warrant that his purchase of Stock pursuant to such Option is for investment only, for the Optionee's account only and not with a view to any distribution thereof.

7. Rights as a Shareholder.


         The Optionee shall have no rights as a shareholder of Digital unless and until certificates for shares of Stock are issued to him.

8.       Notice.


         Any notice to Digital provided for in this instrument shall be addressed to it in care of its Secretary at its executive offices at 11911 San Vicente Blvd., Suite 225, Los Angeles, CA 90048, and any notice to the Optionee shall be addressed to the Optionee at the current address shown on the payroll records of the Employer. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

9.       Incorporation of Plan by Reference.


         The Option is granted pursuant to the terns of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan.

10.      Governing Law.


         The validity, construction, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the law of the State of California, except to the extent preempted by federal law, which shall to the extent govern.


         IN WITNESS WHEREOF, Digital has caused its duly authorized officers to execute and attest this Agreement, and to apply the corporate seal hereto, and the Optionee has placed his or her signature hereon, effective as of the Date of Grant.




Attest:                                               DIGITAL EVOLUTION, INC.

         [illegible signature]               By:     /s/
                                                     Eric Pulier
                                                     President

         [illegible signature]                       /s/
Eric Pulier
                                                     Optionee